UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 Current Report

                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934.

               Date of Report (Date of Earliest event reported):
                              November 16, 2008

                               Metabolic Research, Inc.
           (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                  (State or other jurisdiction of incorporation)

                                    000-28769
                             (Commission File Number)

                                   35-2065469
                       (IRS Employer Identification No.)

                   6320 McLeod DR, Ste 7, Las Vegas, NV 89120
       (Address of principal United States executive offices and Zip Code)

                                   702-263-7070
              (Registrant's telephone number, including area code)
                                         N/A
            (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
 / / Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
 / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
 / / Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
 / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

     On November 16, 2008, the Board of Directors of Metabolic Research, Inc. (the "Company") appointed Robert Bakker as Chief Executive Officer and a member of the Board of Directors. There are no understandings or arrangements between Mr. Bakker and any other person pursuant to which Mr. Bakker was selected as an officer of the Company. Mr. Bakker does not have any family relationship with any director, executive officer or person nominated or chosen by us to become an executive officer.

In addition, Dr. David Summers was removed from the Board of Directors and KC Quintana was added to the Board of Directors. There are no understandings or arrangements between Mr.Quintana and any other person pursuant to which Mr. Quintana was selected as a director of the Company. Mr. Quintana does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director.

Robert Bakker

Mr. Bakker has extensive management and marketing experience. He was manager of 10 franchise stores for 7-Eleven. He was Retail Shelf Management Director for Fleming Foods for 7 years. He oversaw the Co-Pack chilled juice operation for Lykes Pasco for 13 years. In the process, he oversaw the development of the first two pack Costco gallon Orange Juice. As Director of Retail Sales for Theochem Laboratories, Inc, he was in charge of the development of a Green Environmentally Friendly Cleaning Product line for the Retail Consumer Market. As Vice President of National Accounts for Metabolic Research, Inc., he developed and implemented a strategic program to sell Stemulite through Retail Chain Accounts.

KC Quintana
As founder and Chief Executive Officer of myPRINTteam, Mr. Quintana oversaw the strategic development and company initiatives for myPRINTteam. His entrepreneurial spirit has driven him to succeed in multiple industries including printing, investments, startup ventures, and restaurants.
Mr. Quintana's primary drive to create myPRINTteam was to have a single online entity through which high-quality, low-cost printing services could be made available to all consumers. Prior to myPRINTteam, Mr.Quintana was Senior
Vice President Private Client Group of Smith Barney. Mr. Quintana holds a BS from the Florida Institute of Technology.


Date:  November 17, 2008

                METABOLIC RESEARCH, INC.

                 TW OWEN
         By /s/----------------------
                 TW OWEN
                 Secretary